Exhibit 10.8

CERTIFICATE OF REGISTRATION
PRINCIPAL REGISTER

The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.

The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office; that the application was examined and determined to be in compliance with the requirements of the law and with the regulations prescribed by the Director of the United States Patent and Trademark Office; and that the Applicant is entitled to registration of the Mark under the Trademark Act of 1946, as Amended.

A copy of the Mark and pertinent data from the application are part of this certificate.

To avoid CANCELLATION of the registration, the owner of the registration must submit a declaration of continued use or excusable non-use between the fifth and sixth years after the registration date. (See next page for more information.) Assuming such a declaration is properly filed, the registration will remain in force for ten (10) years, unless terminated by an order of the Commissioner for Trademarks or a federal court. (See next page for information on maintenance requirements for successive ten-year periods.)

[SEAL]
Director of the United States Patent and Trademark Office

REQUIREMENTS TO MAINTAIN YOUR FEDERAL
TRADEMARK REGISTRATION

Requirements in the First Ten Years*

What and When to File:

•              First Filing: A Declaration of Continued Use (or Excusable Non-use), filed between the 5th and 6th years after the registration date. (See 15 U.S.C. §1058; 37 C.F.R. §2.161.)

•              Second Filing: A Declaration of Continued Use (or Excusable Non-use) and an Application for Renewal, filed between the 9th and 10th years after the registration date. (See 15 U.S.C. §1058 and §1059; 37 C.F.R. §2.161 and 2.183.)

Requirements in Successive Ten-Year Periods*

What and When to File:

•              A Declaration of Continued Use (or Excusable Non-use) and an Application for Renewal, filed between each 9th and 10th-year period after the date when the first ten-year period ends. (See 15 U.S.C. §1058 and §1059; 37 C.F.R. §2.161 and 2.183.)

Grace Period Filings*

There is a six-month grace period for filing the documents listed above, with payment of an additional fee.

The U.S. Patent and Trademark Office (USPTO) will NOT send you any future notice or reminder of these filing requirements. Therefore, you should contact the USPTO approximately one year prior to the deadlines set forth above to determine the requirements and fees for submission of the required filings.

NOTE: Electronic forms for the above documents, as well as information regarding current filing requirements and fees, are available online at the USPTO web site:

www.uspto.gov

YOUR REGISTRATION WILL BE CANCELLED IF YOU DO NOT
FILE THE DOCUMENTS IDENTIFIED ABOVE DURING THE
SPECIFIED TIME PERIODS.

*Exception for the Extensions of Protection under the Madrid Protocol:

The holder of an international registration with an extension of protection to the United States must file, under slightly different time periods, a Declaration of Continued Use (or Excusable Non-use) at the USPTO. See 15 U.S.C. §1141k; 37 C.F.R. §7.36. The renewal of an international registration, however, must be filed at the International Bureau of the World Intellectual Property Organization, under Article 7 of the Madrid Protocol. See 15 U.S.C. §1141j; 37 C.F.R. §7.41.

Int. Cls.: 18 and 25

Prior U.S. Cls.: 1, 2, 3, 22, 39 and 41	Reg. No. 3,132,111

United States Patent and Trademark Office	Registered Aug. 22, 2006

TRADEMARK
PRINCIPAL REGISTER

SPORT HALEY, INC. (COLORADO CORPORATION)
4600 EAST 48TH AVENUE
DENVER, CO 80216

FOR: PURSES AND TOTE BAGS, IN CLASS 18 (U.S. CLS. 1, 2, 3, 22 AND 41).

FIRST USE 1-31-2005; IN COMMERCE 1-31-2005.

FOR: WOMEN’S CLOTHING, NAMELY, DRESSES, SKIRTS, HATS, BELTS, SHIRTS, JACKETS, SWEATERS, VESTS, SWEATSHIRTS, SWEATPANTS, SHORTS AND PANTS, IN CLASS 25 (U.S. CLS. 22 AND 39).

FIRST USE 1-31-2005; IN COMMERCE 1-31-2005.

NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE “SPORT”, APART FROM THE MARK AS SHOWN.

SER. NO. 78-569,931, FILED 2-17-2005.

KRISTIN DAHLING, EXAMINING ATTORNEY